UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 15, 2023

Date of Report (Date of earliest event reported)

Northern Revival Acquisition Corporation

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-39970	98-1566600
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4001 Kennett Pike, Suite 302 Wilmington, DE	19807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 338-9130

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	NRACU	Nasdaq Capital Market
Class A ordinary shares, par value $0.0001 per share	NRAC	Nasdaq Capital Market
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	NRACW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On March 20, 2023, Northern Revival Acquisition Corporation, a Cayman Islands exempted company (“NRAC” or the “Company”), entered into a Business Combination Agreement (the “Business Combination Agreement”) by and among NRAC, Northern Revival Sponsor LLC (the Company’s sponsor, “Sponsor”), Braiin Limited, an Australian public company limited by shares (“Braiin”), and certain Braiin shareholders (the “Braiin Supporting Shareholders”) who collectively own 100% of the outstanding ordinary shares of Braiin (the “Braiin Shares”). Pursuant to the terms of the Business Combination Agreement, a business combination between NRAC and Braiin (the “Business Combination”) will be effected as a share exchange in which Braiin shareholders exchange 100% of their Braiin Shares for a pro rata portion of Class A Ordinary Shares, par value $0.0001 per share, of NRAC (the “Class A Ordinary Shares”) with an aggregate value of $190 million (the “Share Exchange”). The number of shares to be issued will be based upon a per share value of $10.00. The aggregate value is subject to adjustment up or down based upon certain indebtedness and cash on hand of Braiin as set forth in its audited financial statements. Prior to the consummation of the Business Combination, Braiin will acquire PowerTec Holdings Ltd., an Australian distributor that supplies connectivity solutions to individuals and businesses around the world. (“PowerTec”). Following the Share Exchange, Braiin will continue as a subsidiary of the Company, and the Companywill change its name to “Braiin Holdings.” We refer to NRAC after giving effect to the Business Combination, as “New Braiin.”

Simultaneously with the execution of the Business Combination Agreement, NRAC and Braiin entered into separate support agreements with the Braiin Supporting Shareholders and the Sponsor pursuant to which the Braiin Supporting Shareholders and the Sponsor have agreed to vote their Braiin shares and NRAC shares, respectively, in favor of the Business Combination and against any competing acquisition proposal, and not to solicit any competing acquisition proposal. In addition, the Sponsor has agreed to surrender 1,500,000 NRAC founder shares immediately prior to the closing of the Business Combination (the “Closing”) and to waive redemption rights with respect to its NRAC shares in connection with the Business Combination, and (ii) the right to have any working capital loans extended to NRAC converted into warrants.

In connection with the Business Combination, on March 16, 2023, NRAC and Braiin entered into an OTC Equity Prepaid Forward Transaction agreement (the “Forward Purchase Agreement”) with certain funds managed by Meteora Capital, LLC, an investor in the Sponsor (the “Meteora Funds”).

Business Combination Agreement

Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Business Combination Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference.

Merger Consideration

Initial Consideration

The total consideration to be paid at Closing by NRAC to Braiin security holders (the “Exchange Shares”) will be payable in Class A Ordinary Shares valued at $190 million, minus (ii) the indebtedness (excluding Indebtedness under any Company Convertible Security that will be converted into Company Shares prior to or at the Closing) of the Company as of the date hereof, plus (iii) cash and cash equivalents of the Company and its Subsidiaries as of the date of the Business Combination Agreement. Such amounts shall be initially calculated based upon the consolidated financial statements prepared by management but shall be adjusted on a dollar for dollar basis by the amount that the Audited Financial Statements differ from such amounts. (the “Equity Value”). For purposes of determining the number of Exchange Shares to be issued, the Class A Ordinary Shares will be valued at $10.00 per share.

Treatment of Braiin Convertible Securities

Convertible Securities.

Each convertible note and simple agreement for future equity of Braiin, and approximately 2,057,000 Braiin Shares issuable as consideration for Braiin’s purchase of PowerTec (which will not exceed 9.9% of New Braiin shares), will convert prior to the Effective Time into Braiin Shares in accordance with the agreements governing such securities, and all such holders will grant a full release to New Braiin of all claims in connection with the underlying agreements and will be entitled to their pro rata share of the Exchange Shares.

NRAC Warrants

At the Closing,, New Braiin will pay the Sponsor $2.5 million to purchase all outstanding NRAC warrants (the “Private Placement Warrants”), originally purchased by the Sponsor for approximately $6.8 million simultaneously with the closing of NRAC’s initial public offering (“IPO”).

Post-Closing Board of Directors

Immediately following the Closing, New Braiin’s board of directors will consist of five members designated by Braiin, a majority of whom shall be independent directors for purposes of Nasdaq listing rules.

Registration Statement and Stockholder Approval

NRAC and Braiin will prepare, and NRAC will file with the Securities and Exchange Commission (the “SEC”), a Registration Statement on Form F-4 and proxy statement (the “Registration Statement”) for the purpose of soliciting proxies from holders of NRAC Class A Ordinary Shares sufficient to obtain shareholder approval for the Business Combination Agreement, the Share Exchange and the other transactions contemplated by the Business Combination Agreement at a general meeting of NRAC shareholders, which will be called and held for such purpose (the “Shareholder Meeting”). The Business Combination requires approval by a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the NRAC ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Shareholder Meeting, vote at the Shareholder Meeting.

Representations, Warranties and Covenants

The Business Combination Agreement contains customary representations, warranties and covenants with respect to, among other things, operation of their respective businesses prior to consummation of the Business Combination and efforts to satisfy conditions to consummation of the Business Combination. The Business Combination Agreement also contains additional covenants of the parties, including, among others, with respect to provision of information, cooperation in the preparation of the Registration Statement and to identify additional sources of third-party financing sources in the form of debt or equity investments (“Transaction Financing”).

NRAC Incentive Plan

NRAC has agreed to adopt an incentive plan (the “Equity Incentive Plan”) to be developed in consultation with Braiin and third-party advisors with market-based metrics and customary terms for incentive plans of similarly situated public companies.

Non-Solicitation Restrictions

Each of NRAC, Braiin and the Braiin Supporting Shareholders has agreed to not to directly or indirectly take any action to solicit, initiate continue, or encourage a Business Combination Proposal (as such term is defined in the Business Combination Agreement).

Conditions to Closing

The consummation of the Business Combination is conditioned upon, among other things, (i) the absence of any governmental or court order, determination or injunction enjoining or prohibiting the Business Combination and related transactions, (ii) effectiveness of the Registration Statement and completion of the Shareholder Meeting, including any associated redemptions by NRAC shareholders, (iii) NRAC having at least $5,000,001 of net tangible assets (determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) after all redemptions, (iv) approval of the Business Combination and related transactions at the Shareholder Meeting, (v) the Share Consideration being approved for listing on Nasdaq, and (vi) all necessary regulatory approvals being obtained.

Solely with respect to NRAC’s obligations, the consummation of the Business Combination and related transactions is conditioned upon, among other things, (i) Braiin’s representations and warranties being true and correct in all material respects (except where failure, individually and in the aggregate, would not have a Material Adverse Effect (as defined in the Business Combination Agreement)), (ii) Braiin having complied with all of its covenants in all material respects, (iii) Braiin and certain Braiin Shareholders having executed and delivered the Company Shareholder Lock-Up Agreements (as defined below), (iv) Braiin having acquired PowerTec and transferred all intellectual property and other assets used in its business within its corporate structure, (v) all Braiin shareholders having agreed to exchange their Braiin shares for New Braiin shares in the Share Exchange, and (vi) no Material Adverse Effect (as defined in the Business Combination Agreement) having occurred to Braiin or its subsidiaries.

Solely with respect to Braiin’s obligations, the consummation of the Business Combination and related transactions is conditioned upon, among other things, (i) NRAC’s representations and warranties being true and correct in all material respects (except where failure, individually and in the aggregate, would not have a Material Adverse Effect), (ii) NRAC having complied with all of its covenants in all material respects, (iii) NRAC and the Sponsor having executed and delivered the Company Shareholder Lock-Up Agreements, and (iv) NRAC having, immediately after the closing of the Business Combination, at least $15 million available from the trust account established in connection with NRAC’s IPO (the “Trust Account”) and any Transaction Financing, but after paying expenses of NRAC and Braiin and any redemption payments due to shareholders who elect to redeem their NRAC Class A Ordinary Shares.

Termination

The Business Combination Agreement may be terminated at any time by mutual consent or: (i) by either party if: (A) NRAC’s shareholders do not approve the Business Combination Agreement at the Shareholder Meeting, or (B) the Business Combination is permanently enjoined by a final, non-appealable governmental order or law, (ii) by NRAC if: (A) there is any breach that would prevent Braiin from satisfying NRAC’s closing conditions that Braiin cannot cure within thirty days, (B) if the closing has not occurred by September 4, 2023, (iii) by Braiin if: (A) there is any breach that would prevent NRAC from satisfying Braiin’s closing conditions that NRAC cannot cure within thirty days, or (B) if NRAC gives notice of a breach and the closing does not occur by the end of the cure period.

The Business Combination Agreement and the other agreements described below have been included to provide investors with information regarding their respective terms. They are not intended to provide any other factual information about NRAC, Braiin or the other parties thereto. In particular, the assertions embodied in the representations and warranties in the Business Combination Agreement were made as of a specified date, are modified or qualified by information in one or more disclosure schedules prepared in connection with the execution and delivery of the Business Combination Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Business Combination Agreement are not necessarily characterizations of the actual state of facts about NRAC, Braiin or the other parties thereto at the time they were made or otherwise and should only be read in conjunction with the other information that NRAC makes publicly available in reports, statements and other documents filed with the SEC. NRAC and Braiin investors and securityholders are not third-party beneficiaries under the Business Combination Agreement.

Certain Related Agreements

Sponsor Support Agreement and Share Surrender

Simultaneously with the execution of the Business Combination Agreement, NRAC and Braiin entered into a support agreement with the Sponsor (the “Sponsor Support Agreement”) pursuant to which the Sponsor has agreed to vote its NRAC ordinary shares and its Private Placement Warrants in favor of the Business Combination and against any competing acquisition proposal, and not to solicit any competing acquisition proposal. In addition, the Sponsor has agreed to surrender 1,500,000 NRAC Class B Ordinary Shares immediately prior to the Effective Time and to waive: (i) redemption rights with respect to its NRAC shares in connection with the Business Combination, and (ii) the right to have any working capital loans extended to NRAC converted into warrants.

Company Shareholder Lock-Up Agreements

Simultaneously with the execution of the Business Combination Agreement, NRAC and Braiin entered into a support agreement with the Braiin Supporting Shareholders (the “Company Shareholder Support Agreement”) pursuant to which the Braiin Supporting Shareholders have agreed to vote their Braiin shares in favor of the Business Combination and against any competing acquisition proposal, and not to solicit any competing acquisition proposal.

Company Shareholder Lock-Up Agreement

At the Closing, NRAC, Braiin and certain Braiin shareholders will enter into a series of Lock-Up Agreements (the “Company Shareholder Lock-Up Agreements”) pursuant to which the shareholders will agree not to sell or transfer any New Braiin shares or securities exercisable for or convertible into New Braiin shares (the “Lock-Up Shares”) for a period extending from the closing until the earlier of (i) six months after the closing, (ii) the time, 150 days or more after the closing, that the last sale price of New Braiin is at least $12.00 for any 20 trading days within a 30-trading-day period, and (iii) the liquidation, merger, share exchange, reorganization or other similar transaction that results in all of New Braiin’s shareholders have the right to exchange their New Braiin shares for cash, securities or other property (the “Lock-Up”).

Amended and Restated Registration Rights Agreement

At the Closing, NRAC, Braiin, the Sponsor and certain Braiin shareholders will enter into an Amended and Restated Registration Rights Agreement (the “Amended and Restated Registration Rights Agreement”) with respect to the resale of shares of New Braiin held, or acquired before or pursuant to the Share Exchange by the Sponsor and such shareholders (“Holders”). The Amended and Restated Registration Rights Agreement amends and restates the registration rights agreement dated February 1, 2021 entered into in connection with the NRAC IPO. Subject to the Lock-Up, New Braiin will file a registration statement to register the public resale of the Holders’ shares as soon as reasonably practicable, but in any event within 30 calendar days following the consummation of the Business Combination. In addition, subject to certain requirements and customary conditions, including with regard to when requests may be made, the Holders may request to sell all or any portion of their registrable securities in an underwritten offering so long as the total offering price is reasonably expected to exceed, in the aggregate, $10 million or includes all of the remaining shares held by the requesting Holder. In addition, Holders will have certain “demand” and “piggy-back” registration rights that require New Braiin to separately register the resale of their shares or to include such securities in registration statements that New Braiin otherwise files, respectively, subject to certain requirements and customary conditions. The Amended and Restated Registration Rights Agreement does not contain liquidated damages provisions or other cash settlement provisions resulting from delays in registering New Braiin’s securities. New Braiin will bear the expenses incurred in connection with the filing of any such registration statements.

Forward Purchase Agreement

In connection with the Business Combination NRAC, Braiin and (i) Meteora Special Opportunity Fund I, LP, (ii) Meteora Capital Partners, LP and (iii) Meteora Select Trading Opportunities Master, LP (collectively, “Meteora”) entered into a Forward Purchase Agreement (the “Forward Purchase Agreement”). Entities and funds managed by Meteora own equity interests in the Sponsor.

The Forward Purchase Agreement was entered into on March 16, 2023, prior to the signing and announcement of the Business Combination Agreement. Pursuant to the Forward Purchase Agreement, Meteora has agreed to make purchases of Class A Ordinary Shares of NRAC: (a) in open-market purchases through a broker after the date of NRAC’s redemption deadline in connection with the vote of NRAC shareholders to approve the Business Combination from holders of Class A Ordinary Shares of NRAC, including those who elect to redeem Class A Ordinary Shares and subsequently revoked their prior elections to redeem (the “Recycled Shares”) and (b) directly from NRAC, newly-issued Class A Ordinary Shares of NRAC (the “Additional Shares” and, together with the Recycled Shares, the “Subject Shares”). The aggregate total Subject Shares will be up to 2,900,000 (but not more than 9.9% of NRAC’s Class A Ordinary Shares outstanding on a post-transaction basis) (the “Maximum Number of Shares”). Meteora has agreed to waive any redemption rights with respect to any Subject Shares in connection with the Business Combination.

The Forward Purchase Agreement provides that no later than the earlier of (a) one business day after the closing of the Business Combination and (b) the date any assets from NRAC’s trust account are disbursed in connection with the Business Combination, the Combined Company will pay to Meteora, out of funds held in its Trust Account, an amount (the “Prepayment Amount”) equal to (x) the per-share redemption price (the “Initial Price”) multiplied by (y) the number of Recycled Shares on the date of such prepayment less the Prepayment Shortfall. The Prepayment Shortfall is equal to the lesser of (i) ten percent of the product of (x) the Number of NRAC Class A Ordinary Shares multiplied by (y) the Initial Price and (ii) $3,000,000.

Meteora may, at its discretion and at any time following the closing of the Business Combination, provide an Optional Early Termination notice (“OET Notice”) and pay to the Combined Company the product of the “Reset Price” and the number of NRAC’s Class A Ordinary Shares listed on the OET Notice. The Reset Price shall initially equal the Initial Price but shall be adjusted on the first scheduled trading date of each two-week period commencing on the first week following the 30th day after the closing of the Business Combination to the lowest of (i) the current Reset Price, (ii) the Initial Price and (iii) the volume weighted average price (“VWAP”) of NRAC’s Class A Ordinary Shares of the prior two week period.

The Forward Purchase Agreement matures on the earlier to occur of (a) three years after the closing of the Business Combination, (b) the date specified by Meteora in a written notice delivered at Meteora’s discretion if (i) the VWAP of NRAC’s Class A Ordinary Shares during 10 out of 30 consecutive trading days is at or below $5.00 per Share, or (ii) the Shares are delisted from a national securities exchange. At maturity, Meteora will be entitled to receive maturity consideration in cash or shares. The maturity consideration will equal the product of (1) (a) the Number of NRAC Class A Ordinary Shares less (b) the number of Terminated Shares, multiplied by (2) $1.50 in the event of cash or, in the event of NRAC Class A Ordinary Shares Shares, $2.00; and $2.50, solely in the event of a registration failure.

The Forward Purchase Agreement has been structured, and all activity in connection with such agreement has been undertaken, to comply with the requirements of all tender offer regulations applicable to the Business Combination, including Rule 14e-5 under the Securities Exchange Act of 1934.

The Forward Purchase Agreement may be terminated by any of the parties thereto if the Business Combination Agreement is terminated pursuant to its terms prior to the closing of the Business Combination.

NRAC has agreed to indemnify and hold harmless Meteora, its affiliates, assignees and other parties described therein (the “Indemnified Parties”) from and against all losses, claims, damages and liabilities under the Forward Purchase Agreement (excluding liabilities relating to the manner in which Meteora sells any shares it owns) and reimburse the Indemnified Parties for their reasonable expenses incurred in connection with such liabilities, subject to certain exceptions described therein, and has agreed to contribute to any amounts required to be paid by any Indemnified Parties if such indemnification is unavailable or insufficient to hold such party harmless.

Joseph Tonnos, a Principal and Associate Portfolio Manager at Meteora Capital, LLC, an investor in the Sponsor, served on the NRAC board of directors from February 9, 2023 until his resignation on March 15, 2023. Mr. Tonnos promptly disclosed this conflict of interest to the board of directors of NRAC and refrained from participating in any discussions or any vote regarding the Forward Purchase Agreement or the transactions contemplated therein. Mr. Tonnos resigned from the NRAC board of directors prior to any approval of the Forward Purchase Agreement.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in the second, third and fourth paragraphs of Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The NRAC Class A Ordinary Shares that may be issued in connection with the Forward Purchase Agreement have not been registered under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 15, 2023, as described above, Joseph Tonnos, a Principal of Meteora Capital, LLC, resigned from NRAC’s board of directors prior to the execution of the Forward Purchase Agreement between Meteora and NRAC. Such resignation was not a result of disagreement with the Company on any matter relating to its operations, policies or practices.

Item 7.01 Regulation FD Disclosure.

The information in this Item 7.01 (including Exhibits 99.1and 99.2) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Investor Presentation

Furnished as Exhibit 99.1 and incorporated into this Item 7.01 by reference is the investor presentation that NRAC and Braiin will use in connection with the Business Combination and related matters.

Press Release

On March 21, 2023, NRAC and Braiin issued a press release announcing the execution of the Business Combination Agreement. Attached hereto as Exhibit 99.2 and incorporated into this Item 7.01 by reference is the copy of the press release.

Important Information for Investors and Stockholders

In connection with the Proposed Business Combination, NRAC intends to file a registration statement on Form F-4 with the SEC, which will include a document that serves as a prospectus and proxy statement of NRAC, referred to as a “proxy statement/prospectus.” A proxy statement/prospectus will be sent to all NRAC shareholders. NRAC also will file other documents regarding the Business Combination and related transactions with the SEC. Before making any voting decision, investors and security holders of NRAC are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed Business Combination and related transactions.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by NRAC through the website maintained by the SEC at www.sec.gov.

Forward Looking Statements

Certain statements included in this Current Report on Form 8-K are not historical facts but are forward-looking statements within the meaning of “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “shall,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of the closing of the Share Exchange, achievement of the conditions necessary for the closing of the Business Combination, other performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K and on the current expectations of the respective management teams of NRAC and Braiin and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of NRAC and Braiin. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions.

These forward-looking statements are subject to a number of risks and uncertainties, including, among others, the inability of the parties to successfully or timely consummate the Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect NRAC or the expected benefits of the Business Combination, if not obtained; the failure to realize the anticipated benefits of the Business Combination; matters discovered by the parties as they complete their respective due diligence investigation of the other parties; the ability of NRAC prior to the Business Combination, and New Braiin following the Business Combination, to maintain the listing of New Braiin’s shares on Nasdaq; costs related to the Business Combination; the failure to satisfy the conditions to the consummation of the Business Combination, including the approval of the Business Combination Agreement by the shareholders of NRAC, the ability of NRAC and Braiin to attract Transaction Financing, the satisfaction of the minimum cash requirements of the Business Combination Agreement following any redemptions by NRAC’s public shareholders; the risk that the Business Combination may not be completed by the stated deadline and the potential failure to obtain an extension of the stated deadline; the outcome of any legal proceedings that may be instituted against NRAC or Braiin related to the Merger, the ability of Braiin to complete its planned acquisition of PowerTec, the attraction and retention of qualified directors, officers, employees and key personnel of NRAC and Braiin prior to the Merger and New Braiin following the Merger; the ability of New Braiin to compete effectively in a highly competitive market; the ability to protect and enhance New Braiin’s corporate reputation and brand; the impact from future regulatory, judicial, and legislative changes in New Braiin’s industry; and, the uncertain effects of the COVID-19 pandemic; future financial performance of New Braiin following the Business Combination; the ability of Braiin and New Braiin to forecast and maintain an adequate rate of revenue growth and appropriately plan its expenses; the ability of New Braiin to generate sufficient revenue from each of its revenue streams; the ability of New Braiin to protect its intellectual property from competitors; New Braiin’s ability to execute its business plans and strategy; and those factors set forth in documents of NRAC filed, or to be filed, with the SEC. The foregoing list of risks is not exhaustive.

If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither NRAC nor Braiin presently know, or that NRAC and Braiin currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect NRAC’s and Braiin’s current expectations, plans and forecasts of future events and views as of the date hereof. Nothing in this Current Report on Form 8-K and the attachments hereto should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this Current Report on Form 8-K and the attachments hereto, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein and the risk factors of NRAC and Braiin described above. NRAC and Braiin anticipate that subsequent events and developments will cause their assessments to change. However, while NRAC and Braiin may elect to update these forward-looking statements at some point in the future, they each specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing NRAC’s or Braiin’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Participants in the Solicitation

NRAC and its directors and executive officers may be deemed participants in the solicitation of proxies from NRAC’s shareholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in NRAC is contained in NRAC’s Annual Report on Form 10-K, which was filed with the SEC on February 11, 2022, as supplemented by its subsequent filings on Form 8-K and the DEF 14A filed with the SEC on February 27, 2023, all of which are available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to NRAC at 4001 Kennett Pike, Suite 302, Wilmington, DE 19807. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed Business Combination when available.

Braiin and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of NRAC in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the proxy statement/prospectus for the proposed Business Combination when available.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
2.1*	Business Combination Agreement, dated as of March 20, 2023, by and among Northern Revival Acquisition Corporation, Braiin Limited, Northern Revival Sponsor LLC, and certain shareholders of Braiin
10.1	Sponsor Support Agreement, dated as of March 20, 2023, by and among Braiin Limited, Northern Revival Sponsor LLC and Northern Revival Acquisition Corporation (Incorporated by reference to Exhibit A to the Business Combination Agreement filed as Exhibit 2.1 hereto)
10.2	Company Shareholder Support Agreement, dated as of March 20, 2023, by and among Northern Revival Acquisition Corporation, Braiin Limited and certain shareholders of Braiin (Incorporated by reference to Exhibit B to the Business Combination Agreement filed as Exhibit 2.1 hereto)
10.3	Form of Company Shareholder Lock-Up Agreement (Incorporated by reference to Exhibit D to the Business Combination Agreement filed as Exhibit 2.1 hereto)
10.4	Form of Amended and Restated Registration Rights Agreement (Incorporated by reference to Exhibit C to the Business Combination Agreement filed as Exhibit 2.1 hereto)
10.5	Confirmation of OTC Equity Prepaid Forward Transaction from (i) Meteora Special Opportunity Fund I, LP, (ii) Meteora Capital Partners, LP and (iii) Meteora Select Trading Opportunities Master, LP to Northern Revival Acquisition Corporation and Braiin Limited
99.1**	Investor Presentation dated March 21, 2023
99.2**	Press release issued by Northern Revival and Braiin dated March 21, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

**	Furnished but not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 21, 2023

NORTHERN REVIVAL ACQUISITION CORPORATION

By:	/s/ Aemish Shah
Name:	Aemish Shah
Title:	Chief Executive Officer and Chairman